                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 16, 2003

                             IMS HEALTH INCORPORATED
             (Exact name of registrant as specified in its charter)

                Delaware              001-14049            06-1506026
           (State of           (Commission File Number)   (IRS Employer
           incorporation)                                 Identification No.)

                 1499 Post Road
                 Fairfield, Connecticut                   06824
               (Address of principal executive offices) (Zip Code)


                                 (203) 319-4700
                         (Registrant's telephone number,
                              including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Items 1-4.  Not Applicable.

Item 5.  OTHER EVENTS.

On January 9, 2003, IMS Health Incorporated (the "Company") commenced its offer to exchange 0.309 shares of class B common stock of Cognizant Technology Solutions Corporation for each share of the Company's common stock. The Company commenced the exchange offer by mailing an offering circular-prospectus with details of the transaction to its shareholders on January 9, 2003. This report updates and replaces the following pro forma financial information presented in the offering circular-prospectus.

                           COMPARATIVE PER SHARE DATA


                                                           IMS HEALTH
                                                           PRO FORMA
                                                              FOR
                                                            EXCHANGE
                                                            OFFER(1)
                                                           ----------
EARNINGS PER SHARE FOR THE TWELVE MONTHS
  ENDED DECEMBER 31, 2001
Basic........................................                $0.65
Diluted......................................                 0.64
EARNINGS PER SHARE FOR THE NINE MONTHS ENDED
  SEPTEMBER 30, 2002
Basic........................................                 0.72
Diluted......................................                 0.72
CASH DIVIDENDS PER SHARE DECLARED
For the twelve months ended December 31,
  2001.......................................                 0.08
For the nine months ended September 30,
  2002.......................................                 0.06
BOOK VALUE PER SHARE
As of September 30, 2002.....................                $0.33

---------------
(1) The "IMS Health Pro Forma for Exchange Offer" amounts assume that 36,540,129 IMS Health shares are exchanged for 11,290,900 Cognizant shares. However, if we assumed that only 27,400,000 IMS Health shares -- the minimum amount that IMS will accept in the exchange offer -- are exchanged for 8,466,600 Cognizant shares, then the "IMS Health Pro Forma for Exchange Offer" amounts would not differ from the amounts presented as IMS Health would have accounted for its investment in Cognizant on the cost method of accounting.

                                   IMS HEALTH
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

                                   IMS HEALTH

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1999

                                                                       PRO FORMA
                                                   IMS ACTUAL        ADJUSTMENTS(1)         IMS PRO FORMA
                                                   ----------      ------------------     -----------------
                                                  (DOLLARS AND SHARES IN THOUSANDS, EXCEPT PER SHARE DATA)
Operating revenue............................      $1,397,989           $(74,084)             $1,323,905
Operating and other costs....................       1,058,966            (57,439)              1,001,527
                                                   ----------           --------              ----------
Operating income.............................         339,023            (16,645)                322,378
                                                   ----------           --------              ----------
Interest income (expense), net...............             635             (1,263)                   (628)
Gains from investments, net..................          25,264                 (5)                 25,259
Other expense, net...........................         (16,480)             4,376(2B)             (12,104)
                                                   ----------           --------              ----------
Non-operating income, net....................           9,419              3,108                  12,527
                                                   ----------           --------              ----------
Income before provision for income taxes.....         348,442            (13,537)                334,905
Provision for income taxes...................         (98,076)             5,763(2B)             (92,313)
                                                   ----------           --------              ----------
Income from continuing operations............      $  250,366           $ (7,774)             $  242,592
                                                   ==========           ========              ==========
Basic earnings per share of common stock from
  continuing operations......................      $     0.80                                 $     0.88
                                                   ==========                                 ==========
Diluted earnings per share of common stock
  from continuing operations.................      $     0.78                                 $     0.86
                                                   ==========                                 ==========
Weighted average number of shares
  outstanding -- basic.......................         311,976            (36,540)(5)             275,436
                                                   ==========           ========              ==========
Weighted average number of shares
  outstanding -- diluted.....................         319,561            (36,540)(5)             283,021
                                                   ==========           ========              ==========

---------------
See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

                                   IMS HEALTH

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 2000

                                                                   PRO FORMA
                                               IMS ACTUAL       ADJUSTMENTS(1)           IMS PRO FORMA
                                               ----------       --------------           -------------
                                               (DOLLARS AND SHARES IN THOUSANDS, EXCEPT PER SHARE DATA)
Operating revenue...........................   $1,424,359          $(122,763)              $1,301,596
Operating and other costs...................    1,287,166            (96,634)               1,190,532
                                               ----------          ---------               ----------
Operating income............................      137,193            (26,129)                 111,064
                                               ----------          ---------               ----------
Interest (expense) income, net..............      (13,308)            (2,650)                 (15,958)
Loss on Gartner investment..................       (6,896)                --                   (6,896)
Gains from investments, net.................       78,139                 (7)                  78,132
Gain on sale of Erisco......................       84,530                 --                   84,530
Gain on issuance of investees' stock........        9,029                 --                    9,029
Other expense, net..........................      (27,374)             6,979 (2B)             (20,395)
                                               ----------          ---------               ----------
Non-operating income, net...................      124,120              4,322                  128,442
                                               ----------          ---------               ----------
Income before provision for income taxes....      261,313            (21,807)                 239,506
Provision for income taxes..................     (140,412)             9,494 (2B)            (130,918)
TriZetto equity loss, net of income tax
  benefit...................................       (4,777)                --                   (4,777)
                                               ----------          ---------               ----------
Income from continuing operations...........   $  116,124          $ (12,313)              $  103,811
                                               ==========          =========               ==========
Basic earnings per share of common stock
  from continuing operations................   $     0.39                                  $     0.40
                                               ==========                                  ==========
Diluted earnings per share of common stock
  from continuing operations................   $     0.39                                  $     0.39
                                               ==========                                  ==========
Weighted average number of shares
  outstanding -- basic......................      296,077            (36,540)(5)              259,537
                                               ==========          =========               ==========
Weighted average number of shares
  outstanding -- diluted....................      300,038            (36,540)(5)              263,498
                                               ==========          =========               ==========

---------------
See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

                                   IMS HEALTH

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 2001

                                                                      PRO FORMA
                                                 IMS ACTUAL        ADJUSTMENTS(1)        IMS PRO FORMA
                                                 ----------        --------------        -------------
                                                (DOLLARS AND SHARES IN THOUSANDS, EXCEPT PER SHARE DATA)
Operating revenue............................    $1,332,923           $(158,969)           $1,173,954
Operating and other costs....................     1,008,762            (123,348)              885,414
                                                 ----------           ---------            ----------
Operating income.............................       324,161             (35,621)              288,540
                                                 ----------           ---------            ----------
Interest (expense) income, net...............        (9,006)             (2,501)              (11,507)
Loss on Gartner investment...................       (84,880)                 --               (84,880)
Loss from investments, net...................       (27,642)              1,955               (25,687)
Gain (loss) on issuance of investees'
  stock......................................        (1,490)             (5,189)(2A)           (6,679)
Other expense, net...........................       (17,342)              9,234 (2B)           (8,108)
                                                 ----------           ---------            ----------
Non-operating income (loss), net.............      (140,360)              3,499              (136,861)
                                                 ----------           ---------            ----------
Income before provision for income taxes.....       183,801             (32,122)              151,679
Provision for income taxes...................       (38,415)             14,433 (2A-B)        (23,982)
TriZetto equity loss, net of income tax
  benefit....................................        (6,985)                 --                (6,985)
                                                 ----------           ---------            ----------
Income from continuing operations............    $  138,401           $ (17,689)           $  120,712
                                                 ==========           =========            ==========
Basic earnings per share of common stock from
  continuing operations......................    $     0.47                                $     0.47
                                                 ==========                                ==========
Diluted earnings per share of common stock
  from continuing operations.................    $     0.46                                $     0.46
                                                 ==========                                ==========
Weighted average number of shares
  outstanding -- basic.......................       295,162             (36,540)(5)           258,622
                                                 ==========           =========            ==========
Weighted average number of shares
  outstanding -- diluted.....................       300,147             (36,540)(5)           263,607
                                                 ==========           =========            ==========

---------------
See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

                                   IMS HEALTH

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      NINE MONTHS ENDED SEPTEMBER 30, 2002

                                                                     PRO FORMA
                                                 IMS ACTUAL       ADJUSTMENTS(1)         IMS PRO FORMA
                                                 ----------       --------------         -------------
                                                (DOLLARS AND SHARES IN THOUSANDS, EXCEPT PER SHARE DATA)
Operating revenue............................    $1,046,172          $(146,510)             $899,662
Operating and other costs....................       727,290           (114,553)              612,737
                                                 ----------          ---------              --------
Operating income.............................       318,882            (31,957)              286,925
                                                 ----------          ---------              --------
Interest (expense) income, net...............        (4,643)            (1,305)               (5,948)
Gains from investments, net..................         2,450                 --                 2,450
Gain (loss) on issuance of investees'
  stock......................................         7,508             (8,083)(2A)             (575)
Other expense, net...........................       (29,003)            11,180(2B)           (17,823)
                                                 ----------          ---------              --------
Non-operating income (loss), net.............       (23,688)             1,792               (21,896)
                                                 ----------          ---------              --------
Income before provision for income taxes.....       295,194            (30,165)              265,029
Provision for income taxes...................       (91,044)             8,308(2A-B)         (82,736)
TriZetto equity loss, net of income tax
  benefit....................................          (701)                --                  (701)
                                                 ----------          ---------              --------
Income from continuing operations............    $  203,449          $ (21,857)             $181,592
                                                 ==========          =========              ========
Basic earnings per share of common stock from
  continuing operations......................    $     0.71                                 $   0.72
                                                 ==========                                 ========
Diluted earnings per share of common stock
  from continuing operations.................    $     0.70                                 $   0.72
                                                 ==========                                 ========
Weighted average number of shares
  outstanding -- basic.......................       287,486            (36,540)(5)           250,946
                                                 ==========          =========              ========
Weighted average number of shares
  outstanding -- diluted.....................       288,589            (36,540)(5)           252,049
                                                 ==========          =========              ========

---------------
See Notes to Unaudited Pro Forma Condensed Financial Information.

                                   IMS HEALTH

   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION

                               SEPTEMBER 30, 2002

                                                                                   PRO FORMA
                                                                IMS ACTUAL      ADJUSTMENTS(3)        IMS PRO FORMA(5)
                                                                ----------      --------------        ----------------
                                                               (DOLLARS AND SHARES IN THOUSANDS, EXCEPT PER SHARE DATA)
Assets:
Current Assets:
Cash and cash equivalents...................................   $   387,972         $(123,083)            $   264,889
Accounts receivable, net of allowance for doubtful
  accounts..................................................       247,506           (40,780)                206,726
Other receivable............................................        35,428                --                  35,428
Other current assets........................................       125,755            10,231                 135,986
                                                               -----------         ---------             -----------
Total Current Assets........................................       796,661          (153,632)                643,029
                                                               -----------         ---------             -----------
Securities and other investments............................        21,210              (112)                 21,098(5)
TriZetto equity investment..................................       118,167                --                 118,167
Property, plant and equipment, net of accumulated
  depreciation..............................................       152,084           (25,905)                126,179
Computer software...........................................       149,292                --                 149,292
Goodwill....................................................       166,638              (878)                165,760
Other assets................................................       145,666            (3,587)                142,079
                                                               -----------         ---------             -----------
Total Assets................................................   $ 1,549,718         $(184,114)            $ 1,365,604
                                                               ===========         =========             ===========
Liabilities, Minority Interests and Shareholders' Equity:
Current Liabilities:
Accounts payable............................................   $    29,443         $  (3,202)            $    26,241
Accrued and other current liabilities.......................       187,680           (11,639)(4B)            176,041
Short-term debt.............................................       381,522                --                 381,522
Accrued income taxes........................................       131,468              (818)                130,650
Short-term deferred tax liability...........................        12,220           (12,220)                     --
Deferred revenues...........................................        75,022            (1,602)                 73,420
                                                               -----------         ---------             -----------
Total Current Liabilities...................................       817,355           (29,481)                787,874
                                                               -----------         ---------             -----------
Post-retirement and post-employment benefits................        41,597                --                  41,597
Long-term debt..............................................       175,000                --                 175,000
Other liabilities...........................................       183,068            (4,650)                178,418
                                                               -----------         ---------             -----------
Total Liabilities...........................................     1,217,020           (34,131)              1,182,889
                                                               -----------         ---------             -----------
Commitments and contingencies
Minority Interests..........................................       166,193           (64,673)(4A)            101,520
Shareholders' Equity:
Common stock, par value $.01, authorized 800,000 shares;
  issued 335,045 shares at September 30, 2002...............         3,350                --                   3,350
Capital in excess of par....................................       498,637                --                 498,637
Retained earnings...........................................     1,108,050           522,462(4B)           1,630,512
Treasury stock, at cost, 53,648 shares at September 30, 2002
  (90,188 shares on a pro forma basis)(5)...................    (1,314,445)         (608,028)(4B)         (1,922,473)
Cumulative translation adjustment...........................      (122,426)              256                (122,170)
Minimum pension liability adjustment........................        (3,746)               --                  (3,746)
Unrealized loss on changes in fair value of cash flow
  hedges....................................................        (3,017)               --                  (3,017)
Unrealized gains on investments, net of tax expense.........           102                --                     102
                                                               -----------         ---------             -----------
Total Shareholders' Equity..................................       166,505           (85,310)                 81,195
                                                               -----------         ---------             -----------
Total Liabilities, Minority Interests and Shareholders'
  Equity....................................................   $ 1,549,718         $(184,114)            $ 1,365,604
                                                               ===========         =========             ===========

---------------
See Notes to Unaudited Pro-Forma Condensed Financial Information.

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
          (in thousands, except for per share amounts and percentages)

1. The adjustments to the unaudited pro forma condensed consolidated statements of income reflect the elimination of the unaudited results of operations of Cognizant (See Cognizant Financial Statements beginning on page F-1 of the offering circular-prospectus), after eliminating intercompany revenues and costs of $14,820, $14,273, $18,809 and $15,565, for the years ended 1999, 2000 and 2001 and the nine months ended September 30, 2002, respectively.

2. In addition, the pro forma adjustments to the unaudited pro forma condensed consolidated statements of income reflect:

      A. The elimination of the pre-tax gains recognized by IMS Health on the issuance of Cognizant stock in the amounts of $0, $0, $5,189 and $8,083 for the years ended December 31, 1999, 2000 and 2001 and the nine months ended September 30, 2002, respectively, and the related income tax expense of $0, $0, $1,816 and $2,834, respectively.

      B. The elimination of minority interest in the amounts of $4,376, $6,979, $9,234, and $11,180 for the years ended December 31, 1999, 2000 and 2001 and the nine months ended September 30, 2002, respectively.


3. The adjustments to the unaudited pro forma condensed consolidated statement of financial position reflect the elimination of the unaudited consolidated assets and liabilities of Cognizant as of September 30, 2002 (See Cognizant Financial Statements beginning on page F-1 of the offering circular-prospectus) and the recognition of an intercompany payable to Cognizant in the amount of $2,433.

4. In addition, the pro forma adjustments to the unaudited pro forma condensed consolidated statement of financial position reflect:

      A. The elimination of the minority interest in Cognizant as of September 30, 2002 in the amount of $64,673.

      B.   (i)   The acquisition of 36,540 shares of IMS Health common stock pursuant to the exchange offer, assuming the exchange offer is fully subscribed, recorded at a cost equal to the closing price on January 8, 2003 of $16.64 per share, amounts to $608,026.

           (ii) The estimated tax-free gain on the disposal of IMS Health's investment in Cognizant in the amount of $522,460, after consideration of the cost basis of $72,566.

           (iii) The accrual of the estimated direct and incremental costs of the exchange offer in the amount of $13,000.

      The gain on disposal is predicated upon the closing price of the IMS Health common stock on the exchange offer expiration date and the number of shares accepted in the exchange offer. The actual amount of gain may differ significantly based on the number of shares of IMS Health stock accepted and closing price for IMS Health common stock on the exchange offer expiration date.

5. The unaudited pro forma condensed consolidated financial information assumes that 36,540 shares of IMS Health common stock are acquired in the exchange offer. If we assume that only 27,400 shares of IMS Health common stock are acquired, the minimum amount that IMS Health will accept, IMS Health would retain a number of Cognizant shares representing approximately 13.8% of Cognizant's outstanding common stock. The estimated gain on disposal of the investment in Cognizant would be approximately $390,000 and IMS Health would have a remaining cost basis in Cognizant of approximately $18,000.

Item 6.  Not Applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

None

(b) Pro Forma Financial Information.

None

(c) Exhibits.

None

Item 8-9.  Not Applicable.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             IMS HEALTH INCORPORATED

                      By:   /s/ Robert H. Steinfeld

                      Name: Robert H. Steinfeld
                      Title: Senior Vice President, General Counsel
                                 and Corporate Secretary

Date:  January 16, 2003